g3,  prelim structure  30 year  5.3's

Date:  12/16/2003   18:25:45

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UBS Investment Bank

|CMO Structuring Desk:  212-713-3199

Fax: 212-713-3890

|Pac Bands  I:   0-   0  II:   0-   0  III:   0-   0

Closing Date:  12/30/2003

|WHOLE  30 year  Pricing Speed: 275 PSA

|PacI %: 0.00   Indices:  1ML  1.120

First Pay: 1/25/2004

|WAC:5.52   WAM:358.01

|

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 Tranche                      Coupon    Payment    Aver.  Dur   Tx Spread Yield     Price              Description              Day Deal%

  Name      Bal(MM)                     Window     Life         Yr   bp             %                                           Del

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3A1

125,000,000

5.25000

1/04- 9/11

 3.50

 3

 24

41.12

3A2

30,000,000

5.25000

1/04- 9/10

 3.24

 3

 24

 9.87

3A3

1,500,000

5.25000

1/04- 9/10

 3.24

 3

 24

 0.49

3A4

8,643,999.99

5.25000

9/10- 6/12

 7.87

 7

"Combined: COMB11 3AE

24

 2.84

3A5

11,829,000

5.25000

1/04-11/12

 5.68

 5

 24

 3.89

3A6

3,772,000

5.25000

11/12- 6/13

 9.17

10

 24

 1.24

3A7

15,500,000

5.25000

6/13-11/33

13.91

10

 24

 5.10

3PT

72,818,000

5.25000

1/04-11/33

 5.79

 5

"Combined: NAS_R2 SR_R2

24

23.95

3A7

20,533,500

5.25000

1/09-11/33

11.18

10

 24

 6.75

3A8

2,281,500

5.25000

1/09-11/33

11.18

10

 24

 0.75

3SUB

8,815,858.60

5.25000

1/04-11/33

10.53

10

 24

 2.90

AX3

4,586,920.32

5.25000

1/04-11/33

 5.95

 5

 24

 1.51

PO3

3,299,767.56

0.00000

1/04-11/33

 5.89

 5

 24

 1.09

balance(3PT#1) = 7,585,000

balance(3PT#2) = 65,233,000

Paydown Rules:

Allocate 3A7 accrual amount to 3A5, 3A6, in that order, and then to 3A7;

1.

Allocate 3A7, 3A8 ans 3PT#1, pro-rata, the NAS principal distribution amount;

2.

Allocate  24.947797% to 3PT#2, until retired;

Allocate  75.052203% in the following order of priority:

a.

Allocate 78.74611% to 3A1, until retired;

Allocate 21.25389% in the following order of priority:

1)

Pay 3A2 and 3A3, pro-rata, until retired;

2)

Pay 3A4, until retired;

b.

PAy 3A4, until retired;

c.

Pay 3A5, 3A6 and 3A7, in that order, until retired;

3.

Pay 3A7, 3A8 and 3PT#1, pro-rata, until retired;

from 3PT#1, 3PT#2 pay 3PT, until retired;

The NAS Principal Distribution Amount will be equal to the sum of the NAS percent of the non PO scheduled principal amount and The NAS percent times the NAS prepay shift of the non PO unscheduled principal amount.  The NAS percent will be zero for the first five years and thereafter will be equal to the (3A7. 3A8 and 3PT#1   Balances) divided by the balance of the Non PO Certificates.  The NAS prepay shift percent will be zero for the first 5 years and will be 30%, 40%, 60%, 80% and 100% for each year thereafter.

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                      Collateral

 Type  Balance            Coupon   Prepay     WAM   Age    WAC

 # 40    303,993,626.16   5.272               358.0 2.0

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.